Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Doug Morris
Gavin Anderson & Company
212-515-1964

TOWER AUTOMOTIVE MAKES OPERATIONAL CHANGES

Initiatives Designed to Improve Efficiency and Reduce Costs

NOVI, Michigan — April 15, 2005 — Tower Automotive (OTC BB: TWRAQ) today announced that it has undertaken operational restructuring initiatives designed to reduce excess capacity and costs, and improve overall efficiency.

The company announced that it will close its facilities in Belcamp, MD, Bowling Green, KY, and Corydon, IN. The facility closures are expected to be complete by June 30, 2005. Additionally, as a result of the changes in Corydon, Tower will reduce headcount at its Granite City, IL facility. In total, these actions will affect approximately 800 employees.

Bill Pumphrey, Tower’s President of North American Operations, said, “Closing facilities and reducing headcount are always very difficult decisions to make. However, as we go through our restructuring process, we must take all necessary actions to make Tower the most efficient and competitive company possible. We believe that the actions announced today will have a positive impact on our business going forward.”

Tower said that it will continue to examine its operations and may make additional changes if they are determined necessary.

Pumphrey continued, “We are pleased that our financial restructuring process is proceeding very much as expected. Tower has a fundamentally solid business, and we continue to expect that Tower will emerge from this process as a stronger competitor.”

About Tower Automotive
Tower Automotive, Inc. is a global designer and producer of vehicle structural components and assemblies used by every major automotive original equipment manufacturer, including BMW, DaimlerChrysler, Fiat, Ford, GM, Honda, Hyundai/Kia, Nissan, Toyota, Volkswagen and Volvo. Products include body structures and assemblies, lower vehicle frames and structures, chassis modules and systems, and suspension components. Additional company information is available at www.towerautomotive.com.

Forward-Looking Statements

     This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 that are subject to risks and uncertainties. You should not place undue reliance on those statements because they only speak as of the date of this press release. Forward-looking statements include information concerning our possible or assumed future results of operations. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are based on assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions.

     Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include: (i) the degree to which we are leveraged and our ability to generate sufficient cash flow from operations to meet our future liquidity needs; (ii) our reliance on major customers and selected vehicle platforms; (iii) the cyclicality and seasonality of the automotive market; (iv) our ability to obtain new business on new and redesigned models; (v) our ability to achieve the anticipated volume of production from new and planned supply programs; (vi) general economic or business conditions affecting the automotive industry (which is dependent on consumer spending), either nationally or regionally, being less favorable than expected; (vii) increased competition in the automotive components supply market; (viii) unforeseen problems associated with international sales, including gains and losses from foreign currency exchange; (ix) changes in general economic conditions in the United States and Europe; and (x) various other factors beyond our control. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligation or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

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